John Hancock Variable Insurance Trust

Supplement dated July 1, 2019 to the current

Prospectus (the “Prospectus”), as may be supplemented

Emerging Markets Value Trust (the “fund”)

Effective immediately, Mitchell J. Firestein, Senior Portfolio Manager and Vice President, no longer serves as a portfolio manager for the fund. Accordingly, all references to Mr. Firestein are removed from the prospectus.

Jed S. Fogdall, Mary T. Phillips, CFA and Bhanu P. Singh will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated July 1, 2019 to the current

Statement of Additional Information (the “SAI”), as may be supplemented

Emerging Markets Value Trust (the “fund”)

Effective immediately, Mitchell J. Firestein, Senior Portfolio Manager and Vice President, no longer serves as a portfolio manager for the fund. Accordingly, all references to Mr. Firestein are removed from the SAI.

Jed S. Fogdall, Mary T. Phillips, CFA and Bhanu P. Singh will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the SAI and retain it for future reference.